UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: May 4, 2006
Assurant, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31978	39-1126612

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Chase Manhattan Plaza, 41st Floor
New York, New York	10005

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 859-7000
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
SIGNATURE
EX-99.1: PRESS RELEASE
EX-99.2: PRESENTATION OF FINANCIAL SUPPLEMENT

Item 2.02 Results of Operations and Financial Condition
     On May 4, 2006, Assurant, Inc. issued a press release reporting on its financial results for the three months ended March 31, 2006 and 2005. The text of the press release, which is attached at Exhibit 99.1, and the statistical supplement which accompanied the press release, which is attached at Exhibit 99.2, are each incorporated by reference into this Item.
Exhibits
99.1	Press Release Dated May 4, 2006.

99.2	Presentation entitled “Assurant, Inc. Financial Supplement as of March 31, 2006”.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: May 4, 2006	By:	/s/ Katherine Greenzang
Katherine Greenzang
Senior Vice President, General Counsel and Secretary